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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): January 18, 2006

                     Lehman ABS Corporation, on behalf of:

           CORPORATE BACKED TRUST CERTIFICATES, SERIES 2001-5 TRUST
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            (Exact Name of Registrant as Specified in Its Charter)


        Delaware                       001-31842                13-347441
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(State of Incorporation)        (Commission File Number)    (I.R.S. Employer
                                                           Identification No.)
    745 Seventh Avenue
    New York, New York                                            10019
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Address of Prinicpal Executive Offices)                         (Zip Code)

       Registrant's Telephone Number, including area code (212) 526-7000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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The Corporate Backed Trust Certificates, Series 2001-5 Trust, which we refer to herein as the "Trust," was formed pursuant to the Standard Terms for Trust Agreements, dated as of January 16, 2001, between Lehman ABS Corporation, as depositor, and U.S. Bank Trust National Association, as trustee, as supplemented by the Series Supplement in respect of the Trust dated as of February 2, 2001, as supplemented on February 16, 2001 and February 23, 2001, and as amended on April 25, 2003.

Item 8.01. OTHER EVENTS

On January 18, 2006, the trustee received notice from 100% of the holders of the call rights related to the Trust that such rights will be exercised on February 2, 2006.

No other reportable transactions or matters have occurred during the current reporting period.

MBNA Corporation, the issuer of the junior subordinated debentures, the sole assets held by the underlying securities issuer, is subject to the information reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). For information on MBNA Corporation, please see its periodic and current reports filed with the Securities and Exchange Commission (the "Commission") under MBNA Corporation's Exchange Act file number, 001-10683. The Commission maintains a site on the World Wide Web at "http://www.sec.gov" at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval system, or "EDGAR." Periodic and current reports and other information required to be filed pursuant to the Exchange Act by the issuer of the junior subordinated debentures may be accessed on this site. Neither the depositor nor the trustee has participated in the preparation of such reporting documents, or made any due diligence investigation with respect to the information provided therein. Neither the depositor nor the trustee has verified the accuracy or completeness of such documents or reports. There can be no assurance that events affecting the underlying securities issuer, the issuer of the junior subordinated debentures or the underlying securities have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.


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                                   SIGNATURE


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  January 18, 2006


                                    Lehman ABS Corporation


                                    By: /s/ Charles M. Weaver
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                                    Name:   Charles M. Weaver
                                    Title:  Senior Vice President



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